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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF

                     THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): November 30, 1999

                               THE AES CORPORATION
             (exact name of registrant as specified in its charter)

          DELAWARE              0-19281                    54-1163725
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)

               Registrant's telephone number, including area code:
                                 (703) 522-1315

                                 NOT APPLICABLE
          (Former Name or Former Address, if changed since last report)

================================================================================

This Amendment No. 1 to the Current Report of The AES Corporation (the "Company") on Form 8-K dated November 30, 1999 relates to the Company's completion of the acquisition of the Drax power station from National Power plc. The purpose of this Amendment is to provide an audited balance sheet of the assets acquired on November 30, 1999, the date of the acquisition, which was impracticable to provide at the time of the initial filing of the Current Report on Form 8-K.

ITEM 2.   ACQUISITION OF ASSETS

INDEPENDENT AUDITORS' REPORT

      To the Board of Directors and Stockholders of AES Drax, Ltd.

We have audited the accompanying consolidated balance sheet of AES Drax, Ltd. (the Company) as of November 30, 1999. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, such balance sheet presents fairly, in all material respects, the financial position of the Company at November 30, 1999 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

February 11, 2000
McLean, Virginia


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AES DRAX, LTD.

CONSOLIDATED BALANCE SHEET
NOVEMBER 30, 1999
--------------------------------------------------------------------------------


ASSETS                                                                   $'000
CURRENT ASSETS:
    Cash and cash equivalents                                         $   18,789
    Accounts receivable - net                                             71,601
    Inventory                                                             93,001
    Prepaid expenses and other current assets                             20,628
    Deferred income taxes                                                 15,673
                                                                      ----------
                      Total current assets                               219,692
                                                                      ----------

PROPERTY, PLANT, AND EQUIPMENT - Net:                                  4,111,006

OTHER ASSETS:
    Deferred financing costs                                              60,231
    Debt service reserves                                                 37,702
    Other long-term assets                                                15,985
                                                                      ----------
                      Total other assets                                 113,918
                                                                      ----------
TOTAL                                                                 $4,444,616
                                                                      ==========
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Accounts payable                                                  $   42,939
    Accrued and other liabilities                                        118,564
    Project financing debt - current portion                              81,044
                                                                      ----------
                      Total current liabilities                          242,547
                                                                      ----------

LONG-TERM LIABILITIES:
    Project financing debt                                             2,396,631
    Other long-term liabilities                                           27,331
    Deferred income taxes                                              1,150,322
                                                                      ----------
                      Total long-term liabilities                      3,574,284
                                                                      ----------
STOCKHOLDERS' EQUITY:
    Common stock ($1.60 par value; 1,000,001 shares
        authorized, issued and outstanding)                                1,598
    Additional paid-in capital                                           626,187
                                                                      ----------
                      Total stockholders' equity                         627,785
                                                                      ----------
TOTAL                                                                 $4,444,616
                                                                      ==========

See notes to consolidated balance sheet.


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AES DRAX LIMITED

NOTES TO CONSOLIDATED BALANCE SHEET
NOVEMBER 30, 1999
--------------------------------------------------------------------------------


1.    GENERAL

      AES Drax Limited ("AES Drax" or "the Company") was formed in 1999. AES Drax is an indirect wholly owned subsidiary of The AES Corporation (AES). On November 30, 1999, AES Drax acquired the Drax power station from National Power plc. AES Drax acquired all of the shares of a special purpose company, National Power Drax Limited, into which the assets of the power station had been transferred. The purchase price approximated $3 billion.

      The balance sheet reflects the purchase of National Power Drax Limited by AES Drax. The consideration, consisting of cash paid, totaled $2.974 billion. In conjunction with the acquisition, the Company incurred purchase accounting liabilities related to the following:

                                                              ($ 000s)
         Involuntary severance                               $    7,139
         Assumption of unfavorable contract                      72,054
         Deferred income taxes                                1,134,649
                                                             ----------
         Total                                               $1,213,842
                                                             ==========


      As a result, the total consideration to include purchase accounting adjustments is $4.187 billion. The net book value of the net assets acquired approximated $2.016 billion. The excess of the total purchase price over the net book value of the assets acquired has been allocated to property, plant and equipment. The allocation of the purchase price to the net assets acquired has been completed on a preliminary basis, subject to adjustments resulting from the completion of valuation, engineering, environmental and legal analyses. The allocation is expected to be finalized within twelve months.

      AES Drax has assumed the liability of National Power plc. under a defined benefit pension plan covering the people of AES Drax. AES Drax is currently in the process of computing the unfunded pension obligation and the amount receivable from National Power related to this obligation. Any difference between these amounts will result in an adjustment to the purchase price allocation.

      AES Drax was established for the purpose of owning and operating the Drax power station. Prior to the acquisition date, AES Drax had no operations. AES Drax has adopted December 31 as its fiscal year-end.

      The acquisition was financed with approximately 80% debt (nonrecourse to AES) and 20% equity. The debt is held by other wholly owned subsidiaries of AES who used the proceeds to make equity contributions into AES Drax. Since collateral for the debt consists of the assets and stock of AES Drax, the acquisition-related debt has been pushed down to the balance sheet of AES Drax.

      AES Drax sells generated electricity in England and Wales through the Electricity Pool, an open commodity market. All electricity generating plants that export more than 50 megawatts are obliged to sell their output through the Pool and receive payment according to the prevailing market prices for electricity. AES Drax has also entered into a hedging contract with Eastern Power and Energy Trading Ltd. to sell approximately 30% of the energy it anticipates selling into the Pool over the next 15 years.

2.    SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF PRESENTATION - The consolidated balance sheet has been prepared using accounting principles generally accepted in the United States of America. The balance sheet has been translated into United States Dollars at a rate of US$1.5985 = L1.

      PRINCIPLES OF CONSOLIDATION - The consolidated balance sheet includes the accounts of AES Drax and its wholly owned subsidiary AES Drax Power Ltd. Because the stock and assets of AES Drax are collateral for acquisition related loans of other AES entities used to fund the capitalization of AES Drax, these loans have been pushed down to the balance sheet of AES Drax.

      CASH AND CASH EQUIVALENTS - The Company considers cash on hand, deposits in banks, and short-term marketable securities with original maturities of three months or less in operating accounts to be cash and cash equivalents.

      INVENTORY - Inventory consists of coal and other raw materials used in generating electricity, and spare parts, materials, and supplies. Inventory is recorded at the acquisition price for coal and at National Power's historical cost for other inventory items (which is estimated as fair market value).

      Inventory at November 30, 1999 consisted of the following:

                                                                ($000s)
         Coal and other raw materials                           $91,000
         Spare parts, materials, and supplies                     2,001
                                                                -------
         Total                                                  $93,001
                                                                =======

      INVOLUNTARY SEVERANCE - The Company has a plan to involuntarily terminate certain employees of the power station. The plan has identified the number of employees and the severance package. The severance accrual approximates $7.1 million and is included in current liabilities. The Company anticipates paying all severance amounts within twelve months.

      PROPERTY, PLANT, EQUIPMENT, AND RELATED ASSETS - The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amounts of such assets may not be recoverable. Substantially all of the purchase price for the Drax power station relates to the property, plant, equipment, and related assets. Initially, property, plant, and equipment have been recorded based on the historical cost (on a net book value basis) recorded by National Power, adjusted to reflect the preliminary allocation of the excess of the purchase price over the net book value of the assets acquired.

      Electric generation assets are depreciated, using the straight line method, over periods ranging from 30 to 40 years. Other property assets are also depreciated using the straight line method over periods ranging from 3 to 40 years. Maintenance and repairs are charged to expense as incurred. Plant spares are depreciated over the useful life of the related components.

      Property, plant, equipment, and related assets consisted of the following at November 30, 1999:

                                                              ($000s)
         Land and buildings                                  $  432,446
         Electric generation assets                           3,645,046
         Plant spares                                            33,269
         Construction in progress                                   245
                                                             ----------
         Total                                               $4,111,006
                                                             ==========


      DEFERRED FINANCING COSTS - Financing costs are deferred and amortized over the related financing period using the effective interest method.

      INCOME TAXES - Deferred taxes have been recorded for basis differences for assets and liabilities recorded for tax and accounting purposes.

      USE OF ESTIMATES - The preparation of financial statements in conformity with United States generally accepted accounting principles requires the Company to make estimates and assumptions that affect reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, at the acquisition date.

      FAIR VALUE OF FINANCIAL INSTRUMENTS - The carrying value of all financial instruments at November 30, 1999 has been adjusted under purchase accounting to equal their estimated fair value.

3.    PROJECT FINANCING DEBT

      Project financing debt at November 30, 1999 consisted of the following:

                                                              ($000s)
         Senior debt                                         $2,078,050
         Subordinated debt                                      399,625
                                                             ----------
         Total                                               $2,477,675
                                                             ==========

      Senior debt consists of a $2.078 billion nonrecourse syndicated bank loan bearing interest at LIBOR plus mandatory costs plus a margin based on the credit rating of the facility (8.03045% at November 30, 1999). Principal repayments are made semi-annually over 15 years.

      Subordinated debt consists of a $399.6 million bridge loan which the Company expects to refinance during the first quarter of 2000. The bridge loan accrues interest semi-annually at an annual rate of 9%.

      The senior debt is collateralized by a pledge of the assets and stock of AES Drax Power Ltd. The bridge loan is collateralized by the capital stock of the borrower, AES Drax Power Finance, Ltd., an intermediate holding company of AES Drax.

      The terms of the senior and subordinated debt contain certain restrictive covenants. The covenants provide for, among other items, maintenance of certain reserves and require that certain financial ratio tests are met. The most restrictive of these covenants includes limitations on incurring any additional debt and on the payment of any dividends to stockholders. Included in other assets are cash and temporary cash investments, totaling approximately $38 million, which are maintained in accordance with certain covenants of the debt agreements.

      Scheduled maturities of project financing debt at November 30, 1999 are:

                                                               ($000s)
         2000                                                $   81,044
         2001                                                   118,449
         2002                                                   143,385
         2003                                                   143,385
         2004                                                   145,464
         Thereafter                                           1,845,948
                                                             ----------
         Total                                               $2,477,675
                                                             ==========

4.    ACCRUED AND OTHER LIABILITIES

      Accrued and other liabilities at November 30, 1999 consisted of the following:

                                                               ($000s)
         Involuntary severance                                 $  7,139
         Income tax payable                                       9,689
         Unfavorable contract                                    45,103
         Inventory purchases                                     16,093
         Contractual commitment                                  15,985
         Other                                                   24,555
                                                               --------
         Total                                                 $118,564
                                                               ========

5.    INCOME TAXES

      Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. These items are stated at the actual tax rates that are expected to be in effect when taxes are actually paid and recovered.

      Deferred tax assets and liabilities at November 30, 1999 are as follows:

                                                                     ($000s)
         Differences between book and tax basis of property        $ 1,158,521
                                                                   -----------
         Total deferred tax liabilities                              1,158,521
                                                                   -----------
         Unfavorable coal contract                                     (21,617)
         Other                                                          (2,255)
                                                                   -----------
                               Total deferred tax asset                (23,872)
                                                                   -----------
         Net deferred tax liability                                $ 1,134,649
                                                                   ===========

5.    COMMITMENTS AND CONTINGENCIES

      COAL PURCHASES - In connection with the acquisition of the Drax power station, the Company assumed an unfavorable contract to purchase coal for the plant. The agreement expires in September 2001. As of the acquisition date, the contract price was above the market price and the Company recorded a purchase accounting liability for approximately $72 million related to the fulfillment of its obligation to purchase coal under this agreement.

6.    SUBSEQUENT EVENTS

      On December 29, 1999, one of the station's six unit transformers experienced a fire and has been shut down for repairs. It is expected to be operational in the first quarter of 2000. The Company has casualty and business interruption insurance in place which it believes will provide for the recovery of the repair costs to the transformer and some recovery of the resulting loss in revenue.

      Subsequent to November 30, 1999, AES, through its wholly owned subsidiaries completed its 20% equity contribution by making additional equity capital contributions of $32 million.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

                                                   THE AES CORPORATION

   Date: February 11, 2000                         By /s/ William Luraschi
                                                      ------------------------
                                                         (signing officer)

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in The AES Corporation's Registration Statement No. 33-44498 on Form S-8, Registration Statement No. 33-49262 on Form S-8, Registration Statement No. 333-26225 on Form S-8, Registration Statement No. 333-28883 on Form S-8, Registration Statement No. 333-28885 on Form S-8, Registration Statement No. 333-38535 on Form S-8, Registration Statement No. 33-95046 on Form S-3 and Registration Statement No. 333-81953 on Form S-3/A, of our report on the consolidated balance sheet of AES Draw, Ltd. as of November 30, 1999, dated February 11, 2000, appearing in this Current Report on Form 8-K/A of The AES Corporation.

DELOITTE & TOUCHE LLP


McLean, Virginia
February 11, 2000